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                                                                   EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust (each, the "Registrant"), does hereby certify, to such officer's knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2005 fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


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
/s/ Peter B. Doyle                                          /s/ Leonid Polyakov
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Peter B. Doyle                                              Leonid Polyakov
President, Kinetics Mutual Funds, Inc. & Kinetics           Treasurer, Kinetics Mutual Funds, Inc. & Kinetics
Portfolios Trust                                            Portfolios Trust

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Dated: September 07, 2005
       ----------------------------

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.